UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

                           AMENDMENT NO. 2 TO

                               FORM 8-K/A

                         CURRENT REPORT PURSUANT

                      TO SECTION 13 OR 15(D) OF THE

                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)

                            August 10, 2009

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                          Bosco Holdings, Inc.

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         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada

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            (State or Other Jurisdiction of Incorporation)

              333-144509                      98-0534794

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       (Commission File Number)     (IRS Employer Identification No.)

                        26 Utkina Street, Suite 10

                          Irkutsk, Russia 664007

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          (Address of Principal Executive Offices)      (Zip Code)

                               7-3952-681-878

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            (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act

         (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the

         Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the

         Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 10, 2009, Board of Directors of the Registrant dismissed

Moore & Associates Chartered, its independent registered public account firm.

On the same date, August 10, 2009, the accounting firm of Seale and Beers,

CPAs was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's

Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended March 31, 2009 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim period through to its dismissal on August 10, 2009, there were no disagreements with Moore and Associates, Chartered whether or not resolved,

on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.  Further, during the

Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The PCAOB revoked the registration of Moore and Associates, Chartered on August 27, 2009 because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

We were unable to obtain an amended Exhibit 16 letter for an amended Form 8-K. Mr. Moore has stated to us that on advice from counsel he will not be issuing any 16.1 letters.

b) On August 10, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted

Seale and Beers, CPAs regarding any of the matters set forth in Item

304(a)(2) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c)    Exhibits

Not applicable

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Bosco Holdings, Inc.

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                                              Registrant

                                   /s/ Alexander Dannikov

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                                  By:  Alexander Dannikov

                                  Its: President

Dated: September 15, 2009